UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2005

Imation Corp.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14310 (Commission File Number)	41-1838504 (IRS Employer Identification Number)

1 IMATION PLACE OAKDALE, MINNESOTA (Address of principal executive offices)	55128 (Zip Code)

Registrant’s telephone number, including area code: (651) 704-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
2005 Stock Incentive Plan
Form of 2005 Stock Incentive Plan Stock Option Agreement - Employees
Form of 2005 Stock Incentive Plan Stock Option Agreement - Executive Officers
Form of 2005 Stock Incentive Plan Stock Option Agreement - Directors
Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement - Employees
Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement - Executive Officers
Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement - Directors
Amendment to 2000 Stock Incentive Plan Restricted Stock Award Agreement - Executive Officers
Form of 2000 Stock Incentive Plan Restricted Stock Award Agreement - Executive Officers
Form of 2000 Stock Incentive Plan Stock Option Agreement - Employees
Form of 2000 Stock Incentive Plan Stock Option Agreement - Executive Officers
Form of Restricted Stock Award Agreement - Frank Russomanno
Director Compensation Program

Item 1.01. Entry into a Material Definitive Agreement.

(a) On May 4, 2005, the shareholders of Imation Corp. (“Imation” or the “Company”) approved the 2005 Stock Incentive Plan. The purpose of the 2005 Incentive Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of the Company and motivating such persons to put forth maximum efforts for the success of the Company’s business. The 2005 Stock Incentive Plan will allow the Company to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders. The flexibility of the 2005 Incentive Plan will allow future awards to be based on then-current objectives for aligning compensation with shareholder value.

Subject to certain adjustments, the aggregate number of shares of Imation common stock that may be issued under all stock-based awards made under the 2005 Stock Incentive Plan is 2,500,000. The 2005 Stock Incentive Plan permits the granting of stock options (including both incentive and non-qualified stock options); stock appreciation rights; restricted stock and restricted stock units; dividend equivalents; performance awards of cash, stock or property; stock awards; and other stock-based awards. Certain awards under the 2005 Stock Incentive Plan are subject to limitations as follows:

• no person may be granted in any calendar year awards, the value of which is based solely on an increase in the value of Imation common stock after the date of grant of the award, of more than 500,000 shares in the aggregate;

• the maximum number of shares that may be awarded pursuant to grants of restricted stock, restricted stock units and stock awards is 1,500,000;

• non-employee directors, as a group, may not be granted awards in the aggregate of more than 500,000 of the shares; and

• a maximum of 2,500,000 shares are available for granting incentive stock options.

A copy of the 2005 Stock Incentive Plan is attached as Exhibit 10.1.

(b) On May 3, 2005, the Compensation Committee of the Board of Directors of Imation approved the following:

• Form of 2005 Stock Incentive Plan Stock Option Agreement for employees, a copy of which is attached as Exhibit 10.2

• Form of 2005 Stock Incentive Plan Stock Option Agreement for executive officers, a copy of which is attached as Exhibit 10.3

• Form of 2005 Stock Incentive Plan Stock Option Agreement for directors, a copy of which is attached as Exhibit 10.4

• Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement for employees, a copy of which is attached as Exhibit 10.5

• Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement for executive officers, a copy of which is attached as Exhibit 10.6

• Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement for directors, a copy of which is attached as Exhibit 10.7

• An amendment to the form of 2000 Stock Incentive Plan Restricted Stock Award Agreement for executive officers which provides for acceleration of vesting upon termination of employment for any reason other than death, Disability or Termination for Cause within two years following a Change of Control of Imation, all as defined in the amendment to the Restricted Stock Award Agreement, a copy of which is attached as Exhibit 10.8 and the revised 2000 Stock Incentive Plan Restricted Stock Award Agreement for executive officers is attached as Exhibit 10.9

• Forms of 2000 Stock Incentive Plan Stock Option Agreements for employees and executive officers, revised to change the term from seven to ten years, copies of which are attached as Exhibits 10.10 and 10.11.

• A 2000 Stock Incentive Plan Restricted Stock Award Agreement for Mr. Frank Russomanno, Executive Vice President and Chief Operating Officer of the Company, of 4,000 shares which vest 100% on the third anniversary of the grant date (instead of 25% per year beginning on the first anniversary of the grant date as provided in the form of 2000 Stock Incentive Plan Restricted Stock Award Agreement for executive officers). The form of agreement for Mr. Russomanno is attached as Exhibit 10.12.

     (c) On May 4, 2005, the Board of Directors of Imation approved the Director Compensation Program, which summarizes the elements of compensation to Imation non-employee directors and replaces the 1996 Director Stock Compensation Program. Upon shareholder approval of the 2005 Stock Incentive Plan, which includes non-employee directors, no further stock-based awards will be made pursuant to the 1996 Director Stock Compensation Program and, instead, stock-based awards will be made to non-employee directors under the 2005 Stock Incentive Plan as set forth in the Director Compensation Program as in effect from time to time. No changes to non-employee director compensation have been made. A copy of the Director Compensation Program is attached as Exhibit 10.13. No further stock-based awards will be made pursuant to the 2000 Incentive Plan or the 1996 Director Plan upon shareholder approval of the 2005 Incentive Plan .

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.l.	2005 Stock Incentive Plan

Exhibit 10.2	Form of 2005 Stock Incentive Plan Stock Option Agreement for employees

Exhibit 10.3	Form of 2005 Stock Incentive Plan Stock Option Agreement for executive officers

Exhibit 10.4	Form of 2005 Stock Incentive Plan Stock Option Agreement for directors

Exhibit 10.5	Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement for employees

Exhibit 10.6	Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement for executive officers

Exhibit 10.7	Form of 2005 Stock Incentive Plan Restricted Stock Award Agreement for directors

Exhibit 10.8	Amendment to 2000 Stock Incentive Plan Restricted Stock Award Agreement for executive officers

Exhibit 10.9	Form of 2000 Stock Incentive Plan Restricted Stock Award Agreement for executive officers

Exhibit 10.10	Form of 2000 Stock Incentive Plan Stock Option Agreements for employees

Exhibit 10.11	Form of 2000 Stock Incentive Plan Stock Option Agreements for executive officers

Exhibit 10.12	Form of Restricted Stock Award Agreement between the Company and Frank Russomanno

Exhibit 10.13	Director Compensation Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp.
(REGISTRANT)

Date: May 9, 2004	By:	/s/ Paul R. Zeller

Paul R. Zeller
Vice President,
Chief Financial Officer